UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 27, 2026

SL GREEN REALTY CORP.

SL GREEN OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

Delaware	333-167793-02	13-3960398
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

One Vanderbilt Avenue
New York, New York 10017

(Address of principal executive offices, including zip code)

(212) 594-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Harrison Sitomer as President

On February 27, 2026, SL Green Realty Corp. (the “Company”) appointed Harrison Sitomer to serve as its President and entered into an employment agreement with Mr. Sitomer in connection with his appointment. Mr. Sitomer will also continue to serve as the Company’s Chief Investment Officer.

Mr. Sitomer, 36, has served as the Company’s Chief Investment Officer since 2022 and has served in a variety of investment roles with the Company since joining the Company in 2012. As Chief Investment Officer, Mr. Sitomer has been responsible for sourcing and executing the Company’s acquisitions, dispositions, financings, and joint ventures, along with debt and preferred equity investments. Mr. Sitomer also manages the Food1st Foundation, a 501(c)3 established by the Company in order to serve a dual mission of addressing increased demand for food assistance, while also helping to revitalize New York City’s food and beverage industry by reactivating over 35 kitchens. Mr. Sitomer serves on the Board of Directors of the American Friends of the Rabin Medical Center, the Board of Advisors for the Mayor’s Fund to Advance New York City and is a member of the David Rockefeller Fellowship Program and the Milken Institute Young Leaders Circle. Mr. Sitomer received a Bachelor of Arts degree from the University of Pennsylvania.

Prior to Mr. Sitomer’s appointment, Marc Holliday served as the Company’s Chairman, Chief Executive Officer & Interim President. As a result of Mr. Sitomer’s appointment, Mr. Holliday ceased to hold the title of Interim President as of February 27, 2026. Mr. Holliday will continue to serve as the Chairman and Chief Executive Officer of the Company.

The following summarizes the material terms of the employment agreement between the Company and Mr. Sitomer:

Term:	Four years (1/1/26 – 1/1/30), with automatic renewals for successive one-year periods unless either party provides prior written notice of non-renewal. In the event that a Change-in-Control occurs within 18 months prior to the scheduled expiration of the term, Mr. Sitomer may extend the term until the date that is 18 months after the Change-in-Control.
Base Salary:	$700,000 per year.
Annual Cash Bonus:	Opportunity to earn 50-400% of base salary, based (i) 75% on a formulaic component based upon the achievement of specific goals established in advance by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company and (ii) 25% on a discretionary component at the Compensation Committee’s discretion.
Annual Time-Based Awards:

Time-Based Component: Mr. Sitomer will be eligible to receive an annual award of time-based LTIP units or restricted stock, as Mr. Sitomer elects, based on the Company’s performance during the prior year (such award, the “Annual Time-Based Award”), with one-third of each award vesting on January 1 of each of the first three years following such award. The value of the award each year will be determined by the Compensation Committee based on its evaluation of Mr. Sitomer’s performance during the prior year, provided that the amount for target performance will not be less than $3,300,000. The Annual Time-Based Award may accelerate upon a termination of Mr. Sitomer’s employment without Cause, or for Good Reason, upon a non-renewal of the then-current term of the agreement, or Mr. Sitomer’s termination of employment due to death or disability. The first Annual Time-Based Award will be in the amount of $3,300,000 and will be made in the form of restricted stock promptly following the execution of the employment agreement.

Outperformance Modifier: To the extent the Annual Time-Based Award becomes vested in full, the Annual Time-Based Award may be increased by a number of additional units or shares of restricted stock, as applicable, up to 100% of the Annual Time-Based Award (such units or shares of restricted stock, as applicable, the “Outperformance Award”), as set forth below, based upon the achievement of three-year specific operational or financial goals covering a measurement period of three years, which goals will be established in advance by the Compensation Committee. In the event that vesting of the Annual Time-Based Award accelerates, the Outperformance Award will remain eligible to be earned at the conclusion of the three-year performance period. In connection with a Change-in-Control prior the conclusion of any performance period, performance will be determined based on actual, annualized performance through the date of the Change-in-Control (or the most recent practicable date).

Outperformance Metric Modifier
Performance Level	Threshold	Target	Maximum
Percent Modifier	+25%	+50%	+100%

Annual Performance-Based Awards:

Mr. Sitomer will receive an annual award of performance-based LTIP units with a target value of $2,500,000.

As set forth below, earning of the performance-based LTIP units will be based on relative TSR performance over a three-year period (with linear interpolation applying between levels):

		Relative TSR over 3 Years
	Performance Level	Threshold	Target	Maximum
	Percentage Earned	50%	100%	225%

The amount earned based on achievement of relative TSR may be modified down by up to 25% or up by up to 50% based on absolute TSR over three years.

The specific hurdles will be determined by the Compensation Committee at the time of each award. The first award of performance-based LTIP Units will be made promptly following the execution of the employment agreement.

The LTIP units will remain outstanding following a termination of Mr. Sitomer’s employment without Cause, including as a result of the Company’s election not to renew the then-current term of the agreement, or for Good Reason, or due to Mr. Sitomer’s death or disability. In the event of a termination of Mr. Sitomer’s employment because of his election not to renew the then-current term of the agreement, any LTIP units that would vest more than twelve months after the termination date of the agreement will be forfeited.

In connection with a Change-in-Control prior the conclusion of any performance period, absolute and relative TSR performance will be determined based on actual, annualized performance through the date of the Change-in-Control.

Signing Bonus:	Mr. Sitomer will receive a one-time cash bonus in an amount equal to $750,000, which will be paid to Mr. Sitomer, less applicable deductions and withholdings, promptly after the execution of the employment agreement.
Severance Benefits:	If Mr. Sitomer’s employment is terminated by the Company without Cause or by Mr. Sitomer for Good Reason during the term, Mr. Sitomer will be entitled to the following payments or benefits:

Termination Without Change-in-Control	Termination in Connection with Change-in-Control

•  (i) 1.5x the sum of base salary and average annual bonus for prior two years and (ii) 1x the target value of annual time-based equity award

•  Pro-rata bonus and pro-rata portion of target value of annual time-based award for partial year

•  Acceleration of all unvested equity awards (other than performance-based awards, which are governed by their terms)

•  12 months of benefit continuation payments

•  2.5x the sum of base salary, average annual bonus for prior two years and target value of annual time-based award

•  Pro-rata bonus and pro-rata portion of target value of annual time-based award for partial year

•  Acceleration of all unvested equity awards (other than performance-based awards, which are governed by their terms)

•  24 months of benefit continuation payments

If the Company or Mr. Sitomer, as applicable, delivers a notice of non-renewal pursuant to the terms of the agreement, then Mr. Sitomer’s employment will terminate and he will be entitled to the following payments or benefits:

Non-Renewal by Company	Non-Renewal by Mr. Sitomer
• (i) 0.5x the sum of base salary and average annual bonus for prior two years • Acceleration of all unvested equity awards (other than performance-based awards, which are governed by their terms)	• Acceleration of all unvested equity awards (other than performance-based awards, which are governed by their terms; provided that any performance-based awards that would vest more than twelve months after the termination date will be forfeited)

Restrictive Covenants:	Mr. Sitomer will not compete with the Company while employed (including after the end of the term of employment if employment continues) and until 12 months after termination of employment during the term (or 6 months after a termination in connection with or within 18 months after a Change-in-Control or a termination of employment upon or after the expiration of the term of employment). Mr. Sitomer has also agreed to non-solicitation, non-disparagement and non-interference covenants.

The employment agreement also provides for certain payments and benefits if Mr. Sitomer’s employment is terminated due to death or disability.

The terms Cause, Good Reason and Change-in-Control, as used above, are specifically defined in Mr. Sitomer’s employment agreement. The discussion above is qualified in its entirety by reference to the copy of the employment agreement by and between the Company and Mr. Sitomer, which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Extension of Matthew DiLiberto as Chief Financial Officer

On February 27, 2026, Matthew DiLiberto and the Company agreed to extend Mr. DiLiberto’s term as Chief Financial Officer, effective as of January 1, 2026, for an additional three years through January 1, 2029.

The following summarizes the material terms of the new agreement entered into by the Company and Mr. DiLiberto in connection with this extension:

Term:	Three years (1/1/26 — 1/1/29). In the event that a Change-in-Control occurs within 18 months prior to the scheduled expiration of the term, Mr. DiLiberto may extend the term until the date that is 18 months after the Change-in-Control.
Base Salary:	$660,000 per year.
Annual Bonus:	Opportunity to earn 50-250% of base salary, based (i) 60% on a formulaic component based upon the achievement of specific goals established in advance by the Compensation Committee and (ii) 40% on a discretionary component at the Compensation Committee’s discretion. The amount earned may be paid in cash or equity at the discretion of the Compensation Committee.
Annual Time-Based Awards:

Beginning in 2026, Mr. DiLiberto will be eligible to receive an annual award of time-based LTIP units, with an equal amount of each award vesting on each January 1st following such award during the remainder of the term of the employment agreement (i.e., awards made in 2026, 2027 and 2028 will vest over approximately three years, two years and one year, respectively). The value of the award each year will be determined by the Compensation Committee based on its evaluation of Mr. DiLiberto’s performance during the prior year, provided that the amount for target performance will not be less than $1,540,000. The first annual award of time-based LTIP units was made in February 2026, in the amount of $1,540,000. Subsequent annual awards will be made in January of each year beginning in January 2027. Each award will provide for full acceleration upon a termination of Mr. DiLiberto’s employment without Cause or for Good Reason, whether during or after the term of the employment agreement, or upon Mr. DiLiberto’s resignation following expiration of the term.

Annual Performance-Based Awards:	Beginning in 2026, Mr. DiLiberto will be eligible to receive, upon approval of the Board or Compensation Committee, an annual award of LTIP units, subject to performance-based vesting conditions, as the Company, in its sole discretion, may deem appropriate for achievement of target performance of not less than $1,000,000. Any performance-based LTIP units granted pursuant to the employment agreement will be granted pursuant to definitive documentation consistent with the Company’s general practices for documentation for such awards. The first annual award of performance-based LTIP units was made in February 2026, in the amount of $1,000,000. Subsequent annual awards, if any, will be made in January of each year beginning in January 2027.
Severance Benefits:	If Mr. DiLiberto’s employment is terminated by the Company without Cause or by Mr. DiLiberto for Good Reason during the term, Mr. DiLiberto will be entitled to the following payments or benefits:

Termination Without Change-in-Control	Termination in Connection with Change-in-Control

•  The sum of base salary and average annual bonus for prior three years

•  The target value of the annual time-based equity awards to be granted in January 2027 and 2028, to the extent not yet granted

•  Pro-rata bonus for partial year

•  Acceleration of all unvested equity awards (other than performance-based awards)

•  12 months of benefit continuation payments

•  2x the sum of base salary and average annual bonus for prior three years

•  The target value of the annual time-based equity awards to be granted in January 2027 and 2028, to the extent not yet granted

•  Pro-rata bonus for partial year

•  Acceleration of all unvested equity awards (other than performance-based awards)

•  24 months of benefit continuation payments

Termination After Term:	In connection with a qualifying termination following the term of employment, Mr. DiLiberto will be entitled to receive one-half the sum of his then-current base salary and his average annual bonus for the prior three years, payable upon completion of a six-month non-compete.
Restrictive Covenants:	Mr. DiLiberto will not compete with the Company while employed (including after the end of the term of employment if employment continues) and until 6 months after any termination of employment, including if such termination is upon or after the expiration of the term of employment. Mr. DiLiberto has also agreed to non-solicitation, non-disparagement and non-interference covenants.

The employment agreement also provides for certain payments and benefits if Mr. DiLiberto’s employment is terminated due to death or disability.

The terms Cause, Good Reason and Change-in-Control, as used above, are specifically defined in Mr. DiLiberto’s new employment agreement. The discussion above is qualified in its entirety by reference to the copy of the employment agreement by and between the Company and Mr. DiLiberto, which is being filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Award of Class O LTIP Units to Mr. DiLiberto

In connection with entering into the new employment agreement, Mr. DiLiberto also received a grant of 100,000 Class O LTIP Units on February 12, 2026 (the “Class O LTIP Units”). The Class O LTIP Units will vest ratably on January 1, 2027, January 1, 2028 and January 1, 2029, subject to Mr. DiLiberto’s continued employment through each such date. The Class O LTIP Units were subject to forfeiture in the event that Mr. DiLiberto and the Company failed, for any reason, to enter into the new employment agreement.

Subject to satisfaction of the vesting conditions above and the terms of the agreement of limited partnership of SL Green Operating Partnership, L.P. (the “Partnership”), the Class O LTIP Units may generally be converted into Class A Units of limited partnership interest in the Partnership (“common units”) until the 10th anniversary of the grant date. The number of common units into which each Class O LTIP Unit may convert will be determined by reference to the amount by which the closing trading price of the Company’s common stock on the date of conversion exceeds the closing trading price of the Company’s common stock on the grant date. Following conversion of Class O LTIP Units into common units, the common units acquired upon conversion of the Class O LTIP Units may be presented for redemption for cash equal to the then fair market value of a share of the Company’s common stock, except that the Company may acquire each common unit for one share of the Company’s common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Employment and Noncompetition Agreement, dated as of February 27, 2026, by and between SL Green Realty Corp. and Harrison Sitomer.
10.2	Amended and Restated Employment and Noncompetition Agreement, dated as of February 27, 2026, by and between SL Green Realty Corp. and Matthew DiLiberto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL GREEN REALTY CORP., its general partner

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Date: March 4, 2026